EXHIBIT 99 FOR IMMEDIATE RELEASE

Media Contact	Investor Contact
Sharon Rothwell	Maria Duey
Vice President – Corporate Affairs	Vice President – Investor Relations
313.792.6028	313.792.5500
masco_corporatecommunication@mascohq.com	maria_duey@mascohq.com
MASCO CORPORATION REPORTS THIRD QUARTER RESULTS
Masco Corporation Highlights:
Third Quarter 2007
•	Net sales from continuing operations declined seven percent to $3.1 billion.

•	Income from continuing operations was $209 million or $.57 per common share.

•	The Company returned $251 million to shareholders through share repurchases and dividends.

•	The Company had approximately $700 million of cash at September 30, 2007.

•	The Company’s Board of Directors, as previously announced, authorized the repurchase of up to 50 million shares of Company common stock for retirement.
Taylor, Mich., (Oct. 30, 2007) — Masco Corporation (NYSE: MAS) today reported that net sales from continuing operations for the quarter ended September 30, 2007 declined seven percent to $3.1 billion compared with $3.3 billion for the third quarter of 2006. North American sales declined 11 percent and International sales increased 13 percent. In local currencies, International sales increased five percent compared with the third quarter of 2006.
Income from continuing operations was $209 million or $.57 per common share and $225 million or $.57 per common share in the third quarters of 2007 and 2006, respectively.
Third quarter 2007 results were positively affected by increased sales volume of paints and stains and International operations, particularly plumbing products, and sales from recent acquisitions, as well as benefits from the Company’s profit improvement programs and selling price increases (which partially offset commodity cost increases). Third quarter 2007 results were adversely affected by lower sales volume of installation and other services, assembled cabinets and windows and doors in the new home construction market and a continued moderation in consumer spending for certain “big ticket” home improvement items, such as cabinets.
(more)

In addition, third quarter 2007 results benefited from a reduction in the Company’s anticipated income tax rate and net reductions in certain variable expenses reflecting lower sales and operating performance. These items aggregated $.04 per common share.
As part of its profit improvement programs, the Company has been focused on the rationalization of its businesses, including sourcing programs, business consolidations, plant closures, headcount reductions and other initiatives. During the third quarters of 2007 and 2006, the Company incurred costs and charges of $12 million pre-tax ($.02 per common share, after tax, net of an $8 million gain from the sale of fixed assets) and $9 million pre-tax ($.01 per common share, after tax), respectively, related to profit improvement programs.
The Company also had non-cash impairment charges for financial investments of $12 million pre-tax ($.02 per common share, after tax) and $8 million pre-tax ($.01 per common share, after tax) in the third quarters of 2007 and 2006, respectively. Results benefited from net gains related to financial investments of $11 million pre-tax ($.02 per common share, after tax) and $9 million pre-tax ($.01 per common share, after tax) in the third quarters of 2007 and 2006, respectively.
Economic conditions remain uncertain in a number of the Company’s markets. Housing starts have declined dramatically in the last 18 months due to previous excessive speculative buying, reduced affordability, excessive inventories of homes and less attractive mortgage terms. The subprime mortgage issues that have plagued the new home construction and credit markets in recent months have made it more difficult to obtain a mortgage, adding to an already difficult housing market. As a result, the Company, as previously communicated, reduced its full-year 2007 housing starts estimate to approximately 1.35 million from 1.4 million and the Company expects further declines in housing starts over the next several quarters. In addition, the Company continues to see a moderation in consumer spending for certain “big ticket” home improvement items, such as cabinets, and currently estimates that the Company’s fourth quarter and full-year 2007 sales will decline mid-to-high single digits compared with the same periods in 2006.
While forecasting future business conditions in the current environment remains challenging, the Company currently believes that its stronger than anticipated third quarter performance should result in 2007 full-year earnings from continuing operations approximating or modestly exceeding the high end of its previous guidance of $1.55 to $1.65 per common share. This guidance includes net costs of approximately $75 million pre-tax ($.13 per common share, after tax) related to plant start-up, severance, systems implementations and other initiatives.
(more)

“Given the difficult housing environment, we are very pleased with our third quarter operating performance, particularly our operating margins, which approximated last year’s third quarter operating performance on sales that were down seven percent,“ said Tim Wadhams, Chief Executive Officer of Masco Corporation. “While we expect market conditions in our industry, in the next several quarters, to be even more challenging, we are confident that the continued focus on our strategy of concentrating on organic growth, improving returns and generating superior cash flow, together with the leveraging of the combined market strength of our retail service, distribution and installation capabilities, brands and scale will allow the Masco team to continue to drive long-term value for our shareholders.”
Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.
A conference call regarding items contained in this release is scheduled for Tuesday, October 30, 2007 at 11:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (913) 981-5507 (confirmation #9477966). The conference call will be webcast simultaneously on the Company’s website at www.masco.com and supplemental material, including the financial data referred to on the call and a reconciliation of non-GAAP information provided on the call, will also be available on the website. A replay of the call will be available on Masco’s website or by phone by dialing (719) 457-0820 (replay access code #9477966) approximately two hours after the end of the call and will continue through November 5, 2007.
Masco Corporation’s press releases and other information are available through the Company’s toll free number, 1-888-MAS-NEWS, or under the Investor Relations section of Masco’s website at www.masco.com.
# # #
Statements contained herein that reflect the Company’s views about its future performance constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These views involve risks and uncertainties that are difficult to predict and, accordingly, the Company’s results may differ materially from the results discussed in such forward-looking statements. For an explanation of various factors that may affect our performance, refer to our most recent Annual Report on Form 10-K (particularly the “Risk Factors” section) and to any subsequent Quarterly Reports on Form 10-Q, all of which are on file with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The Company believes that certain non-GAAP performance measures and ratios that may be contained herein, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the Securities and Exchange Commission and is available on Masco’s website at www.masco.com.

MASCO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME — UNAUDITED
For the Three Months and Nine Months Ended September 30, 2007 and 2006
(In Millions Except Per Common Share Data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2007	2006	2007	2006
Net sales	$3,059	$3,279	$9,072	$9,787
Cost of sales	2,197	2,360	6,551	7,021

Gross profit	862	919	2,521	2,766
Selling, general and administrative expenses	488	520	1,525	1,561
Impairment charge for goodwill	—	—	—	10

Operating profit	374	399	996	1,195
Other income (expense), net	(45)	(44)	(130)	(173)

Income from continuing operations before income taxes, minority interest and cumulative effect of accounting change, net	329	355	866	1,022
Income taxes	109	123	302	354

Income from continuing operations before minority interest and cumulative effect of accounting change, net	220	232	564	668
Minority interest	11	7	27	21

Income from continuing operations before cumulative effect of accounting change, net	209	225	537	647
(Loss) income from discontinued operations, net	(4)	27	—	31
Cumulative effect of accounting change, net	—	—	—	(3)

Net income	$205	$252	$537	$675

Earnings per common share (diluted):
Income from continuing operations before cumulative effect of accounting change, net	$0.57	$0.57	$1.43	$1.61
(Loss) income from discontinued operations, net	(0.01)	0.07	—	0.08
Cumulative effect of accounting change, net	—	—	—	(0.01)

Net income	$0.56	$0.64	$1.43	$1.68

Average diluted common shares outstanding	367	393	376	402

MASCO CORPORATION
BUSINESS AND FINANCIAL HIGHLIGHTS
In accordance with SFAS No. 144 “Accounting for the Impairment or Disposal of Long-Lived Assets,” the Company has accounted for the 2007 planned disposition of a European business unit in the Decorative Architectural Products segment and the September 2006 disposition of a business unit in the Other Specialty Products segment as discontinued operations.
In April 2007 and July 2007, the Company also completed the sale of two relatively small business units in the Plumbing Products segment; these business units were included in continuing operations through their respective dates of sale.
Third Quarter 2007
•	Net sales from continuing operations declined seven percent, with North American sales declining 11 percent and International sales increasing 13 percent. In local currencies, International sales increased five percent compared with the third quarter of 2006.

•	Key retailer sales from continuing operations decreased one percent in the 2007 third quarter compared with an increase of two percent in the 2007 second quarter and a decline of two percent in the 2007 first quarter.

•	Retail sales of paints and stains continued relatively strong in the third quarter of 2007.

•	International sales were strong, particularly for plumbing products, due to stronger European economies, market share gains and the favorable effect of currency translation.

•	Sales changes by segment in the third quarter of 2007 versus the third quarter of 2006 were:
▪	Cabinets and Related Products sales declined 11 percent;

▪	Plumbing Products sales increased four percent;

▪	Installation and Other Services sales declined 15 percent;

▪	Decorative Architectural Products sales increased two percent; and

▪	Other Specialty Products sales declined 13 percent.
(more)

MASCO CORPORATION
BUSINESS AND FINANCIAL HIGHLIGHTS
Third Quarter 2007 (continued)
•	Third quarter 2007 results were positively affected by increased sales volume of paints and stains and International operations, particularly plumbing products, and sales from recent acquisitions, as well as benefits from the Company’s profit improvement programs and selling price increases (which partially offset commodity cost increases).

•	Third quarter 2007 results were adversely affected by lower sales volume of installation and other services, assembled cabinets and windows and doors in the new home construction market and a continued moderation in consumer spending for certain “big ticket” home improvement items, such as cabinets.

•	Income from continuing operations was $209 million or $.57 per common share and $225 million or $.57 per common share in the third quarters of 2007 and 2006, respectively.

•	Net income in the third quarter of 2007 was $205 million or $.56 per common share, including loss from discontinued operations, net, of $4 million. Net income in the third quarter of 2006 was $252 million or $.64 per common share, including income from discontinued operations, net, of $27 million.

•	As part of its profit improvement programs, the Company has been focused on the rationalization of its businesses, including sourcing programs, business consolidations, plant closures, headcount reductions and other initiatives. During the third quarters of 2007 and 2006, the Company incurred costs and charges of $12 million pre-tax ($.02 per common share, after tax, net of an $8 million gain from the sale of fixed assets) and $9 million pre-tax ($.01 per common share, after tax), respectively, related to profit improvement programs.

•	Results included non-cash impairment charges for financial investments of $12 million pre-tax ($.02 per common share, after tax) and $8 million pre-tax ($.01 per common share, after tax) in the third quarters of 2007 and 2006, respectively.

•	Results benefited from net gains related to financial investments of $11 million pre-tax ($.02 per common share, after tax) and $9 million pre-tax ($.01 per common share, after tax) in the third quarters of 2007 and 2006, respectively.
(more)

MASCO CORPORATION
BUSINESS AND FINANCIAL HIGHLIGHTS
Third Quarter 2007 (continued)
•	Results benefited from realized currency gains of $8 million pre-tax ($.01 per common share, after tax) and $3 million pre-tax ($.01 per common share, after tax) in the third quarters of 2007 and 2006, respectively.

•	Gross margins were 28.2 percent in the third quarter of 2007 compared with 28.0 percent in the third quarter of 2006. Operating profit margins were 12.2 percent in the third quarters of 2007 and 2006. Operating profit margins in the third quarters of 2007 and 2006 include the negative effect of costs and charges related to profit improvement programs, as well as reduced sales volume in both years.

•	SG&A expenses as a percent of sales, including general corporate expense, were 16.0 percent in the 2007 third quarter compared with 15.9 percent in the 2006 third quarter.

•	General corporate expense was 1.4 percent of sales in the 2007 third quarter and 1.6 percent in the 2006 third quarter.

•	Accounts receivable days at the end of the third quarter were 51 days compared with 50 days a year ago.

•	Inventory days at the end of the third quarter were 49 days compared with 50 days a year ago.

•	Accounts payable days at the end of the third quarter were 42 days compared with 39 days a year ago.

•	Working capital at September 30, 2007 (defined as accounts receivable and inventories less accounts payable) was 17.7 percent of the last twelve months’ sales compared with 17.6 percent a year earlier.

•	The Company’s tax rate was 33.1 percent in the third quarter of 2007 compared with the Company’s previous estimate of 35 to 36 percent and 34.6 percent in the comparable period of the prior year. The decrease in the effective tax rate for the third quarter of 2007 is principally due to a decrease in certain deferred tax liabilities resulting from the reduction in the German income tax rate enacted in the third quarter of 2007 and due to the adjustment of estimated U.S. Federal tax accruals to actual tax results. The Company estimates that its effective tax rate on income from continuing operations for the full-year 2007 should approximate 35 to 36 percent.
(more)

MASCO CORPORATION
BUSINESS AND FINANCIAL HIGHLIGHTS
Third Quarter 2007 (concluded)
•	At the end of the quarter, the Company had a strong balance sheet with approximately $700 million of cash and $2 billion in unused bank lines.

•	During the third quarter, the Company retired $300 million of 4.625% notes due August, 15, 2007.

•	Debt as a percent of total capitalization was 49 percent at September 30, 2007 compared with 46 percent a year ago.

•	For the twelve months ended September 30, 2007 and September 30, 2006, return on invested capital (as reported) was 8.0 percent and 12.4 percent, respectively. For the twelve months ended September 30, 2007 and September 30, 2006, return on invested capital (as reconciled) was 10.4 percent and 12.9 percent, respectively. While the Company remains committed to the continued improvement in its ROIC, recent macro business trends have resulted in a reduction in operating profit over the last several quarters, which has negatively impacted ROIC. The Company continues to believe that it will achieve its long-term ROIC goal of 18 percent and will provide guidance as to the timing when there is more clarity in the recovery of the housing market.

•	During the quarter, the Company repurchased seven million shares of Company common stock.

•	The Company’s diluted common shares for purposes of calculating earnings per common share were 367 million for the third quarter of 2007 compared with 393 million for the third quarter of 2006.
(more)

MASCO CORPORATION
BUSINESS AND FINANCIAL HIGHLIGHTS
Outlook for 2007
•	Economic conditions remain uncertain in a number of the Company’s markets. Housing starts have declined dramatically in the last 18 months due to previous excessive speculative buying, reduced affordability, excessive inventories of homes and less attractive mortgage terms. The subprime mortgage issues that have plagued the new home construction and credit markets in recent months have made it more difficult to obtain a mortgage, adding to an already difficult housing market. As a result, the Company, as previously communicated, reduced its full-year 2007 housing starts estimate to approximately 1.35 million from 1.4 million and the Company expects further declines in housing starts over the next several quarters. In addition, the Company continues to see a moderation in consumer spending for certain “big ticket” home improvement items, such as cabinets, and currently estimates that the Company’s fourth quarter and full-year 2007 sales will decline mid-to-high single digits compared with the same periods in 2006.

•	While forecasting future business conditions in the current environment remains challenging, the Company currently believes that its stronger than anticipated third quarter performance should result in 2007 full-year earnings from continuing operations approximating or modestly exceeding the high end of its previous guidance of $1.55 to $1.65 per common share. This guidance includes net costs of approximately $75 million pre-tax ($.13 per common share, after tax), compared with $.12 per common share in the Company’s previous guidance, related to plant start-up, severance, systems implementations and other initiatives.

•	Given the difficult housing environment, the Company is very pleased with its third quarter operating performance, particularly its operating margins, which approximated last year’s third quarter operating performance on sales that were down seven percent. While the Company expects market conditions in its industry, in the next several quarters, to be even more challenging, the Company is confident that the continued focus on its strategy of concentrating on organic growth, improving returns and generating superior cash flow, together with the leveraging of the combined market strength of its retail service, distribution and installation capabilities, brands and scale will allow the Masco team to continue to drive long-term value for its shareholders.

•	In the first nine months of 2007, the Company returned approximately $1.1 billion to shareholders through dividends and share repurchases (29 million shares).
(more)

MASCO CORPORATION
BUSINESS AND FINANCIAL HIGHLIGHTS
Outlook for 2007 (concluded)
•	The Company expects to continue to return a minimum of $1 billion annually to shareholders, on average, through share repurchases and dividends as part of its ongoing commitment to value creation. The Company has returned $4.8 billion to shareholders over the last four calendar years, including the repurchases of 126 million common shares and dividends.

•	In July 2007, the Company’s Board of Directors, as previously announced, authorized the repurchase of up to 50 million shares for retirement of the Company’s common stock in open-market transactions or otherwise. The Company had approximately 43 million shares remaining under this repurchase authorization.

•	Diluted common shares for the computation of earnings per common share at October 1, 2007 were 364 million. This excludes the impact of any subsequent repurchases of common stock.

•	Despite current industry conditions, the Company is pleased with its third quarter and year-to-date 2007 results and remains optimistic about its long-term outlook based on the Company’s growth initiatives including new product development, expansion into developing markets, market share gains and benefits from its profit improvement programs.
# # #
Statements contained herein that reflect the Company’s views about its future performance constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These views involve risks and uncertainties that are difficult to predict and, accordingly, the Company’s results may differ materially from the results discussed in such forward-looking statements. For an explanation of various factors that may affect our performance, refer to our most recent Annual Report on Form 10-K (particularly the “Risk Factors” section) and to any subsequent Quarterly Reports on Form 10-Q, all of which are on file with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The Company believes that certain non-GAAP performance measures and ratios that may be contained herein, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the Securities and Exchange Commission and is available on Masco’s website at www.masco.com.

MASCO CORPORATION — 3rd Quarter 2007

Page
1	Condensed Consolidated Statements of Operations — 2007 & 2006 by Quarter — Unaudited

2	Notes to Condensed Consolidated Statements of Operations — 2007 & 2006 by Quarter — Unaudited

3	Sales by Segment and Geographic Area —
Three Months Ended September 30, 2007 & 2006 — Unaudited

4	Sales by Segment and Geographic Area —
Nine Months Ended September 30, 2007 & 2006 — Unaudited

5	2007 Quarterly Segment Data Excluding Net Costs and Charges — Unaudited

6	2007 Quarterly Segment Data Including Net Costs and Charges — Unaudited

7	2006 Quarterly Segment Data Excluding Costs and Charges for Profit Improvement
Programs and Impairment Charges for Goodwill — Unaudited

8	2006 Quarterly Segment Data Including Costs and Charges for Profit Improvement
Programs and Impairment Charges for Goodwill — Unaudited

9	Other Income (Expense), Net — 2007 & 2006 by Quarter — Unaudited

10	Condensed Consolidated Statements of Income —
Three Months Ended September 30, 2007 & 2006 — Unaudited

11	Condensed Consolidated Statements of Income —
Nine Months Ended September 30, 2007 & 2006 — Unaudited

12	Condensed Consolidated Balance Sheets — Unaudited

13	Discontinued Operations — Unaudited

GAAP Reconciliations:

14	Sales Growth Excluding the Effect of Acquisitions and Currency Translation — Unaudited

15	Operating Profit and Margins — Unaudited

16	Operating Profit and Shareholders’ Equity — Unaudited

MASCO CORPORATION
Condensed Consolidated Statements of Operations
2007 & 2006 — by Quarter — Unaudited
(dollars in millions, except per share data)

	2007					2006
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- North America			$2,417	$2,548	$2,258	$10,537	$2,348	$2,710	$2,829	$2,650
- International, principally Europe			642	600	607	2,181	583	569	525	504

- Consolidated			3,059	3,148	2,865	12,718	2,931	3,279	3,354	3,154

Cost of Sales			2,197	2,241	2,113	9,212	2,191	2,360	2,378	2,283

Gross Profit			862	907	752	3,506	740	919	976	871
(Gross Margin)			28.2%	28.8%	26.2%	27.6%	25.2%	28.0%	29.1%	27.6%

S,G&A Expense (before GCE & (Gain) on Sale of Corporate Fixed Assets)			444	498	447	1,847	439	468	472	468
(S,G&A Expense as a % of Sales)			14.5%	15.8%	15.6%	14.5%	15.0%	14.3%	14.1%	14.8%

Operating Profit (before GCE, (Gain) on Sale of Corporate Fixed Assets, Income Regarding Litigation Settlement & Impairment Charges for Goodwill)			418	409	305	1,659	301	451	504	403
(Operating Margin)			13.7%	13.0%	10.6%	13.0%	10.3%	13.8%	15.0%	12.8%

- North America			346	360	242	1,427	248	392	441	346
(Margin)			14.3%	14.1%	10.7%	13.5%	10.6%	14.5%	15.6%	13.1%
- International, principally Europe			72	49	63	232	53	59	63	57
(Margin)			11.2%	8.2%	10.4%	10.6%	9.1%	10.4%	12.0%	11.3%

General Corporate Expense (GCE), Net			44	49	51	203	50	52	53	48

S,G&A Expense as a % of Sales (Including GCE & (Gain) on Sale of Corporate Fixed Assets)			16.0%	17.2%	17.3%	16.1%	16.7%	15.9%	15.7%	16.4%

(Gain) on Sale of Corporate Fixed Assets, Net			—	(5)	(3)	—	—	—	—	—

Income Regarding Litigation Settlement			—	—	—	(1)	(1)	—	—	—

Impairment Charges for Goodwill			—	—	—	317	307	—	10	—

Operating Profit (Loss) per F/S			$374	$365	$257	$1,140	$(55)	$399	$441	$355

Earnings (Loss) per Common Share (Diluted):

Income (Loss) from Continuing Operations before Cumulative Effect of Accounting Change, Net			$0.57	$0.50	$0.37	$1.20	$(0.44)	$0.57	$0.53	$0.50

(Loss) Income from Discontinued Operations, Net			(0.01)	0.01	—	0.03	(0.05)	0.07	0.01	—

Cumulative Effect of Accounting Change, Net			—	—	—	(0.01)	—	—	—	(0.01)

Net Income (Loss)			$0.56	$0.51	$0.37	$1.22	$(0.49)	$0.64	$0.54	$0.50

Please see page 2 for Notes.

MASCO CORPORATION
Notes to Condensed Consolidated Statements of Operations
2007 & 2006 — by Quarter — Unaudited
Notes:
–	Operating results for the first, second and third quarters of 2007 include costs and charges related to profit improvement programs of $25 million pre-tax ($.04 per common share, after tax), $23 million pre-tax ($.04 per common share, after tax) and $12 million pre-tax ($.02 per common share, after tax, net of an $8 million gain from the sale of fixed assets), respectively.

–	Income from continuing operations for the second and third quarters of 2007 includes non-cash impairment charges for financial investments of $10 million pre-tax ($.02 per common share, after tax) and $12 million pre-tax ($.02 per common share, after tax), respectively.

–	Income from continuing operations for the first, second and third quarters of 2007 includes income related to financial investments of $22 million pre-tax ($.04 per common share, after tax), $6 million pre-tax ($.01 per common share, after tax) and $11 million pre-tax ($.02 per common share, after tax), respectively.

–	(Loss) from discontinued operations for the third quarter of 2007 includes a net loss from the anticipated sale of the 2007 discontinued operation of $4 million, pre-tax ($.01 per common share, after tax).

–	Operating results for the fourth quarter of 2006 include non-cash impairment charges for goodwill of $307 million pre-tax ($.79 per common share, after tax), primarily related to the Company’s European ready-to-assemble cabinet manufacturer.

–	Operating results for the first, second, third and fourth quarters of 2006 include costs and charges related to the Company’s profit improvement programs of $17 million pre-tax ($.03 per common share, after tax), $26 million pre-tax ($.05 per common share, after tax), $9 million pre-tax ($.01 per common share, after tax) and $5 million pre-tax ($.01 per common share, after tax), respectively.

–	Income (loss) from continuing operations for the second, third and fourth quarters of 2006 includes non-cash impairment charges for financial investments of $78 million pre-tax ($.13 per common share, after tax), $8 million pre-tax ($.01 per common share, after tax) and $15 million pre-tax ($.03 per common share, after tax), respectively.

–	Income (loss) from continuing operations for the first, second, third and fourth quarters of 2006 includes income related to financial investments of $6 million pre-tax ($.01 per common share, after tax), $11 million pre-tax ($.02 per common share, after tax), $9 million pre-tax ($.01 per common share, after tax) and $5 million pre-tax ($.01 per common share, after tax), respectively.

–	Income from discontinued operations for the third quarter of 2006 includes a net gain from the disposition of businesses of $50 million pre-tax ($.07 per common share, after tax).

–	Operating results exclude a business unit reclassified to discontinued operations in the second quarter of 2007 and a business unit sold in the third quarter of 2006, which were treated as discontinued operations in accordance with SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.”

–	Per common share amounts for the four quarters of 2006 and the three quarters of 2007 do not total to the per common share amounts for the year to date, primarily due to the timing of common stock transactions.

MASCO CORPORATION
Sales by Segment and Geographic Area
Three Months Ended September 30, 2007 & 2006 — Unaudited
(dollars in millions)

	Three Months Ended		3rd Qtr ’07
	September 30,		vs.
	2007	2006	3rd Qtr ’06
Cabinets and Related Products	$736	$826	–	11%

Plumbing Products	878	848	+	4%

Installation and Other Services	689	814	–	15%

Decorative Architectural Products	468	461	+	2%

Other Specialty Products	288	330	–	13%

Total	$3,059	$3,279	–	7%

North America	$2,417	$2,710	–	11%

International, principally Europe	642	569	+	13%

Total, as above	$3,059	$3,279	–	7%

Notes:

-	Data exclude discontinued operations.

-	Excluding acquisitions, consolidated net sales declined nine percent, North American net sales declined 13 percent and International net sales increased 13 percent compared with the third quarter of 2006 (please see page 14 for the GAAP reconciliation).

-	International net sales in local currencies increased five percent compared with the third quarter of 2006 (please see page 14 for the GAAP reconciliation).

MASCO CORPORATION
Sales by Segment and Geographic Area
Nine Months Ended September 30, 2007 & 2006 — Unaudited
(dollars in millions)

	Nine Months Ended		9 Months ’07
	September 30,		vs.
	2007	2006	9 Months ’06
Cabinets and Related Products	$2,164	$2,541	–	15%

Plumbing Products	2,617	2,487	+	5%

Installation and Other Services	2,026	2,432	–	17%

Decorative Architectural Products	1,422	1,366	+	4%

Other Specialty Products	843	961	–	12%

Total	$9,072	$9,787	–	7%

North America	$7,223	$8,189	–	12%

International, principally Europe	1,849	1,598	+	16%

Total, as above	$9,072	$9,787	–	7%

Notes:

-	Data exclude discontinued operations.

-	Excluding acquisitions, consolidated net sales declined nine percent, North American net sales declined 13 percent and International net sales increased 16 percent compared with the nine months ended September 30, 2006 (please see page 14 for the GAAP reconciliation).

-	International net sales in local currencies increased seven percent compared with the nine months ended September 30, 2006 (please see page 14 for the GAAP reconciliation).

MASCO CORPORATION
Quarterly Segment Data — 2007
Excluding Net Costs and Charges — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products			$736	$737	$691
- Plumbing Products			878	886	853
- Installation and Other Services			689	699	638
- Decorative Architectural Products			468	534	420
- Other Specialty Products			288	292	263

- Total			$3,059	$3,148	$2,865

- North America			$2,417	$2,548	$2,258
- International, principally Europe			642	600	607

- Total, as above			$3,059	$3,148	$2,865

Operating Profit:
- Cabinets and Related Products			$108	$107	$82
- Plumbing Products			104	99	83
- Installation and Other Services			65	62	36
- Decorative Architectural Products			113	115	93
- Other Specialty Products			39	45	34

- Total			$429	$428	$328

- North America			$356	$377	$263
- International, principally Europe			73	51	65

- Total, as above			$429	$428	$328

General Corporate Expense (GCE), Net			43	45	49

(Gain) on Sale of Corporate Fixed Assets, Net			—	(5)	(3)

Income Regarding Litigation Settlement			—	—	—

Operating Profit (after GCE and Adjustments)			386	388	282

Other Income (Expense), Net			(45)	(64)	(21)

Income from Continuing Operations before Income Taxes, Minority Interest and Cumulative Effect of Accounting Change, Net			$341	$324	$261

Margins:
- Cabinets and Related Products			14.7%	14.5%	11.9%
- Plumbing Products			11.8%	11.2%	9.7%
- Installation and Other Services			9.4%	8.9%	5.6%
- Decorative Architectural Products			24.1%	21.5%	22.1%
- Other Specialty Products			13.5%	15.4%	12.9%
- Total			14.0%	13.6%	11.4%

- North America			14.7%	14.8%	11.6%
- International, principally Europe			11.4%	8.5%	10.7%
- Total, as above			14.0%	13.6%	11.4%

Notes:

-	Data exclude discontinued operations.

-	Operating profit and margins by segment and geographic area are before general corporate expense, (gain) on sale of Corporate fixed assets and income regarding litigation settlement.

-	Operating profit margins for the third quarter of 2007 exclude net costs and charges of $12 million pre-tax related to severance, plant start-up and system implementations as follows: Cabinets and Related Products ($3 million, net of an $8 million gain from the sale of fixed assets), Plumbing Products ($3 million), Installation and Other Services ($5 million), and GCE ($1 million).

-	Operating profit margins for the second quarter of 2007 exclude costs and charges of $23 million pre-tax related to severance, plant start-up and system implementations as follows: Cabinets and Related Products ($11 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million), Other Specialty Products ($1 million) and GCE ($4 million).

-	Operating profit margins for the first quarter of 2007 exclude costs and charges of $25 million pre-tax related to severance, plant start-up and system implementations as follows: Cabinets and Related Products ($10 million), Plumbing Products ($6 million), Installation and Other Services ($6 million), Other Specialty Products ($1 million) and GCE ($2 million).

MASCO CORPORATION
Quarterly Segment Data — 2007
Including Net Costs and Charges — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products			$736	$737	$691
- Plumbing Products			878	886	853
- Installation and Other Services			689	699	638
- Decorative Architectural Products			468	534	420
- Other Specialty Products			288	292	263

- Total			$3,059	$3,148	$2,865

- North America			$2,417	$2,548	$2,258
- International, principally Europe			642	600	607

- Total, as above			$3,059	$3,148	$2,865

Operating Profit:
- Cabinets and Related Products			$105	$96	$72
- Plumbing Products			101	97	77
- Installation and Other Services			60	58	30
- Decorative Architectural Products			113	114	93
- Other Specialty Products			39	44	33

- Total			$418	$409	$305

- North America			$346	$360	$242
- International, principally Europe			72	49	63

- Total, as above			$418	$409	$305

General Corporate Expense (GCE), Net			44	49	51

(Gain) on Sale of Corporate Fixed Assets, Net			—	(5)	(3)

Income Regarding Litigation Settlement			—	—	—

Operating Profit (after GCE and Adjustments)			374	365	257

Other Income (Expense), Net			(45)	(64)	(21)

Income from Continuing Operations before Income Taxes, Minority Interest and Cumulative Effect of Accounting Change, Net			$329	$301	$236

Margins:
- Cabinets and Related Products			14.3%	13.0%	10.4%
- Plumbing Products			11.5%	10.9%	9.0%
- Installation and Other Services			8.7%	8.3%	4.7%
- Decorative Architectural Products			24.1%	21.3%	22.1%
- Other Specialty Products			13.5%	15.1%	12.5%
- Total			13.7%	13.0%	10.6%

- North America			14.3%	14.1%	10.7%
- International, principally Europe			11.2%	8.2%	10.4%
- Total, as above			13.7%	13.0%	10.6%

Notes:

-	Data exclude discontinued operations.

-	Operating profit and margins by segment and geographic area are before general corporate expense, (gain) on sale of Corporate fixed assets and income regarding litigation settlement.

-	Operating profit margins for the third quarter of 2007 include net costs and charges of $12 million pre-tax related to severance, plant start-up and system implementations as follows: Cabinets and Related Products ($3 million, net of an $8 million gain from the sale of fixed assets), Plumbing Products ($3 million), Installation and Other Services ($5 million), and GCE ($1 million).

-	Operating profit margins for the second quarter of 2007 include costs and charges of $23 million pre-tax related to severance, plant start-up and system implementations as follows: Cabinets and Related Products ($11 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million), Other Specialty Products ($1 million) and GCE ($4 million).

-	Operating profit margins for the first quarter of 2007 include costs and charges of $25 million pre-tax related to severance, plant start-up and system implementations as follows: Cabinets and Related Products ($10 million), Plumbing Products ($6 million), Installation and Other Services ($6 million), Other Specialty Products ($1 million) and GCE ($2 million).

MASCO CORPORATION
Quarterly Segment Data — 2006
Excluding Costs and Charges for Profit Improvement Programs
and Impairment Charges for Goodwill — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$3,286	$745	$826	$863	$852
- Plumbing Products	3,296	809	848	842	797
- Installation and Other Services	3,158	726	814	812	806
- Decorative Architectural Products	1,717	351	461	509	396
- Other Specialty Products	1,261	300	330	328	303

- Total	$12,718	$2,931	$3,279	$3,354	$3,154

- North America	$10,537	$2,348	$2,710	$2,829	$2,650
- International, principally Europe	2,181	583	569	525	504

- Total, as above	$12,718	$2,931	$3,279	$3,354	$3,154

Operating Profit:
- Cabinets and Related Products	$446	$80	$107	$138	$121
- Plumbing Products	320	48	88	101	83
- Installation and Other Services	344	65	89	95	95
- Decorative Architectural Products	371	66	107	121	77
- Other Specialty Products	225	47	69	65	44

- Total	$1,706	$306	$460	$520	$420

- North America	$1,475	$254	$401	$457	$363
- International, principally Europe	231	52	59	63	57

- Total, as above	$1,706	$306	$460	$520	$420

General Corporate Expense (GCE)	203	50	52	53	48

(Gain) Loss on Sale of Corporate Fixed Assets, Net	—	—	—	—	—

Income Regarding Litigation Settlement	(1)	(1)	—	—	—

Operating Profit (after GCE and Adjustments)	1,504	257	408	467	372

Other Income (Expense), Net	(226)	(53)	(44)	(99)	(30)

Income from Continuing Operations before Income Taxes, Minority Interest and Cumulative Effect of Accounting Change, Net	$1,278	$204	$364	$368	$342

Margins:
- Cabinets and Related Products	13.6%	10.7%	13.0%	16.0%	14.2%
- Plumbing Products	9.7%	5.9%	10.4%	12.0%	10.4%
- Installation and Other Services	10.9%	9.0%	10.9%	11.7%	11.8%
- Decorative Architectural Products	21.6%	18.8%	23.2%	23.8%	19.4%
- Other Specialty Products	17.8%	15.7%	20.9%	19.8%	14.5%
- Total	13.4%	10.4%	14.0%	15.5%	13.3%

- North American	14.0%	10.8%	14.8%	16.2%	13.7%
- International	10.6%	8.9%	10.4%	12.0%	11.3%
- Total, as above	13.4%	10.4%	14.0%	15.5%	13.3%

Notes:

-	Data exclude discontinued operations.

-	Operating profit and margins by segment and geographic area are before general corporate expense, (gain) on sale of Corporate fixed assets and income regarding litigation settlement.

-	Operating profit margins for the fourth quarter of 2006 exclude $307 million of impairment charges for goodwill as follows: Cabinets and Related Products ($306 million) and Plumbing Products ($1 million).

-	Operating profit margins for the first, second, third and fourth quarters of 2006 for the Plumbing Products segment exclude $17 million pre-tax, $11 million pre-tax, $7 million pre-tax and $4 million pre-tax, respectively, of costs and charges related to the Company’s profit improvement programs.

-	Operating profit margins for the second, third and fourth quarters of 2006 for the Cabinets and Related Products segment exclude $15 million pre-tax, $2 million pre-tax and $1 million pre-tax, respectively, of costs and charges related to the closure of a relatively small ready-to-assemble cabinet manufacturing facility.

MASCO CORPORATION
Quarterly Segment Data — 2006
Including Costs and Charges for Profit Improvement Programs
and Impairment Charges for Goodwill — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$3,286	$745	$826	$863	$852
- Plumbing Products	3,296	809	848	842	797
- Installation and Other Services	3,158	726	814	812	806
- Decorative Architectural Products	1,717	351	461	509	396
- Other Specialty Products	1,261	300	330	328	303

- Total	$12,718	$2,931	$3,279	$3,354	$3,154

- North America	$10,537	$2,348	$2,710	$2,829	$2,650
- International, principally Europe	2,181	583	569	525	504

- Total, as above	$12,718	$2,931	$3,279	$3,354	$3,154

Operating Profit:
- Cabinets and Related Products	$122	$(227)	$105	$123	$121
- Plumbing Products	280	43	81	90	66
- Installation and Other Services	344	65	89	95	95
- Decorative Architectural Products	371	66	107	121	77
- Other Specialty Products	225	47	69	65	44

- Total	$1,342	$(6)	$451	$494	$403

- North America	$1,417	$248	$392	$431	$346
- International, principally Europe	(75)	(254)	59	63	57

- Total, as above	$1,342	$(6)	$451	$494	$403

General Corporate Expense (GCE), Net	203	50	52	53	48

(Gain) Loss on Sale of Corporate Fixed Assets, Net	—	—	—	—	—

Income Regarding Litigation Settlement	(1)	(1)	—	—	—

Operating Profit (after GCE and Adjustments)	1,140	(55)	399	441	355

Other Income (Expense), Net	(226)	(53)	(44)	(99)	(30)

Income from Continuing Operations before Income Taxes, Minority Interest and Cumulative Effect of Accounting Change, Net	$914	$(108)	$355	$342	$325

Margins:
- Cabinets and Related Products	3.7%	-30.5%	12.7%	14.3%	14.2%
- Plumbing Products	8.5%	5.3%	9.6%	10.7%	8.3%
- Installation and Other Services	10.9%	9.0%	10.9%	11.7%	11.8%
- Decorative Architectural Products	21.6%	18.8%	23.2%	23.8%	19.4%
- Other Specialty Products	17.8%	15.7%	20.9%	19.8%	14.5%
- Total	10.6%	-0.2%	13.8%	14.7%	12.8%

- North America	13.4%	10.6%	14.5%	15.2%	13.1%
- International, principally Europe	-3.4%	-43.6%	10.4%	12.0%	11.3%
- Total, as above	10.6%	-0.2%	13.8%	14.7%	12.8%

Notes:

-	Data exclude discontinued operations.

-	Operating profit and margins by segment and geographic area are before general corporate expense, (gain) on sale of Corporate fixed assets and income regarding litigation settlement.

-	Operating profit (loss) margins for the fourth quarter of 2006 include $307 million of impairment charges for goodwill as follows: Cabinets and Related Products ($306 million) and Plumbing Products ($1 million).

-	Operating profit margins for the first, second, third and fourth quarters of 2006 for the Plumbing Products segment include $17 million pre-tax, $11 million pre-tax, $7 million pre-tax and $4 million pre-tax, respectively, of costs and charges related to the Company’s profit improvement programs.

-	Operating profit (loss) margins for the second, third and fourth quarters of 2006 for the Cabinets and Related Products segment include $15 million pre-tax, $2 million pre-tax and $1 million pre-tax, respectively, of costs and charges related to the closure of a relatively small ready-to-assemble cabinet manufacturing facility.

MASCO CORPORATION
Other Income (Expense), Net
2007 & 2006 — by Quarter — Unaudited
(in millions)

	2007					2006
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Interest Expense			$(65)	$(69)	$(63)	$(240)	$(69)	$(54)	$(53)	$(64)

Income from Cash and Cash Investments			8	9	14	47	22	6	5	14

Other Interest Income			—	2	—	2	—	—	1	1

Realized Gains from Financial Investments, Net			11	6	22	31	5	9	11	6

Dividend Income			—	1	5	10	2	1	1	6

Impairment Charges for Financial Investments			(12)	(10)	—	(101)	(15)	(8)	(78)	—

Other, Net			13	(3)	1	25	2	2	14	7

Total Other Income (Expense), Net			$(45)	$(64)	$(21)	$(226)	$(53)	$(44)	$(99)	$(30)

Notes:

-	Data exclude discontinued operations.

-	Other, net, for the third quarters of 2007 and 2006 include $8 million and $3 million, respectively, of realized currency transaction gains.

MASCO CORPORATION
Condensed Consolidated Statements of Income
Three Months Ended September 30, 2007 & 2006 — Unaudited
(dollars and shares in millions, except per share data)

			Three Months Ended		As a Percent of Sales
		%	September 30,		Three Months Ended September 30,
Line		Change	2007	2006	2007	2006
1	Net Sales	-7%	$3,059	$3,279	100.0%	100.0%
2	Cost of Sales	-7%	2,197	2,360	71.8%	72.0%

3	Gross Profit	-6%	862	919	28.2%	28.0%

	Operating Profit
4	- Before GCE, Litigation (Income), (Gain) on Sale of Corporate Fixed Assets and Impairment Charges for Goodwill (3-8)	-7%	418	451	13.7%	13.8%
5	- After GCE, Litigation (Income), (Gain) on Sale of Corporate Fixed Assets and Impairment Charges for Goodwill (3-9-10-11)	-6%	374	399	12.2%	12.2%

	S,G&A Expense:
6	- General Corporate Expense (GCE)	-15%	44	52	1.4%	1.6%
7	- (Gain) on Sales of Corporate Fixed Assets, Net		—	—	0.0%	0.0%
8	- All Other	-5%	444	468	14.5%	14.3%

9	- Total S,G&A Expense	-6%	488	520	16.0%	15.9%

10	Impairment Charges for Goodwill		—	—	0.0%	0.0%
11	Income Regarding Litigation Settlement		—	—	0.0%	0.0%
12	Other Income (Expense), Net		(33)	(36)	-1.1%	-1.1%
13	Impairment Charges for Financial Investments		(12)	(8)	-0.4%	-0.2%

14	Income from Continuing Operations before Income Taxes, Minority Interest and Cumulative Effect of Accounting Change, Net (5+12+13)	-7%	329	355	10.8%	10.8%
15	Income Taxes	-11%	109	123	3.6%	3.8%
	(Tax Rate)		33.1%	34.6%

16	Income from Continuing Operations before Minority Interest and Cumulative Effect of Accounting Change	-5%	220	232	7.2%	7.1%
17	Minority Interest		(11)	(7)	-0.4%	-0.2%

18	Income from Continuing Operations before Cumulative Effect of Accounting Change, Net	-7%	209	225	6.8%	6.9%
19	(Loss) Income from Discontinued Operations, Net		(4)	27	-0.1%	0.8%
20	Cumulative Effect of Accounting Change, Net		—	—	0.0%	0.0%

21	Net Income	-19%	$205	$252	6.7%	7.7%

	Earnings Per Common Share (Diluted):
	Income from Continuing Operations before Cumulative Effect of Accounting Change, Net	0%	$0.57	$0.57
	(Loss) Income from Discontinued Operations, Net		(0.01)	0.07
	Cumulative Effect of Accounting Change, Net		—	—

	Net Income	-13%	$0.56	$0.64

	Average (Diluted) Common Shares	-7%	367	393

MASCO CORPORATION
Condensed Consolidated Statements of Income
Nine Months Ended September 30, 2007 & 2006 — Unaudited
(dollars and shares in millions, except per share data)

			Nine Months Ended		As a Percent of Sales
		%	September 30,		Nine Months Ended September 30,
Line		Change	2007	2006	2007	2006
1	Net Sales	-7%	$9,072	$9,787	100.0%	100.0%
2	Cost of Sales	-7%	6,551	7,021	72.2%	71.7%

3	Gross Profit	-9%	2,521	2,766	27.8%	28.3%

	Operating Profit
4	- Before GCE, Litigation (Income), (Gain) on Sale of Corporate Fixed Assets and Impairment Charges for Goodwill (3-8)	-17%	1,132	1,358	12.5%	13.9%
5	- After GCE, Litigation (Income), (Gain) on Sale of Corporate Fixed Assets and Impairment Charges for Goodwill (3-9-10-11)	-17%	996	1,195	11.0%	12.2%

	S,G&A Expense:
6	- General Corporate Expense (GCE)	-6%	144	153	1.6%	1.6%
7	- (Gain) on Sales of Corporate Fixed Assets, Net		(8)	—	-0.1%	0.0%
8	- All Other	-1%	1,389	1,408	15.3%	14.4%

9	- Total S,G&A Expense	-2%	1,525	1,561	16.8%	15.9%

10	Impairment Charges for Goodwill		—	(10)	0.0%	-0.1%
11	Income Regarding Litigation Settlement		—	—	0.0%	0.0%
12	Other Income (Expense), Net		(108)	(87)	-1.2%	-0.9%
13	Impairment Charges for Financial Investments		(22)	(86)	-0.2%	-0.9%

14	Income from Continuing Operations before Income Taxes, Minority Interest and Cumulative Effect of Accounting Change, Net (5+12+13)	-15%	866	1,022	9.5%	10.4%
15	Income Taxes	-15%	302	354	3.3%	3.6%
	(Tax Rate)		34.9%	34.6%

16	Income from Continuing Operations before Minority Interest and Cumulative Effect of Accounting Change	-16%	564	668	6.2%	6.8%
17	Minority Interest		(27)	(21)	-0.3%	-0.2%

18	Income from Continuing Operations before Cumulative Effect of Accounting Change, Net	-17%	537	647	5.9%	6.6%
19	Income from Discontinued Operations, Net		—	31	0.0%	0.3%
20	Cumulative Effect of Accounting Change, Net		—	(3)	0.0%	0.0%

21	Net Income	-20%	$537	$675	5.9%	6.9%

	Earnings Per Common Share (Diluted):
	Income from Continuing Operations before Cumulative Effect of Accounting Change, Net	-11%	$1.43	$1.61
	Income from Discontinued Operations, Net		—	0.08
	Cumulative Effect of Accounting Change, Net		—	(0.01)

	Net Income	-15%	$1.43	$1.68

	Average (Diluted) Common Shares	-6%	376	402

MASCO CORPORATION
Condensed Consolidated Balance Sheets — Unaudited
(in millions)

	September 30,	December 31,
	2007	2006
Assets
Current Assets:
Cash and Cash Investments	$690	$1,958
Receivables	1,762	1,613
Inventories	1,207	1,263
Prepaid Expenses and Other	320	281

Total Current Assets	3,979	5,115
Property and Equipment, Net	2,351	2,363
Goodwill	4,108	3,957
Other Intangible Assets, Net	371	306
Other Assets	523	584

Total Assets	$11,332	$12,325

Liabilities
Current Liabilities:
Notes Payable	$24	$1,446
Accounts Payable	839	815
Accrued Liabilities	1,149	1,128

Total Current Liabilities	2,012	3,389
Long-term Debt	4,043	3,533
Deferred Income Taxes and Other	1,074	932

Total Liabilities	7,129	7,854
Shareholders’ Equity	4,203	4,471

Total Liabilities and Shareholders’ Equity	$11,332	$12,325

MASCO CORPORATION
Discontinued Operations — Unaudited
(in millions)

	Three Months Ended
	September 30,
	2007	2006
Net Sales	$19	$33

Income from Discontinued Operations	$—	$3
(Loss) Gain on Disposal of Discontinued Operations, Net	(4)	50

(Loss) Income before Income Tax	(4)	53
Income Tax	—	(26)

(Loss) Income from Discontinued Operations, Net	$(4)	$27

	Nine Months Ended
	September 30,
	2007	2006
Net Sales	$54	$100

Income from Discontinued Operations	$2	$8
(Loss) Gain on Disposal of Discontinued Operations, Net	(1)	51

Income before Income Tax	1	59
Income Tax	(1)	(28)

Income from Discontinued Operations, Net	$—	$31

MASCO CORPORATION
GAAP Reconciliation of Sales Growth
Excluding the Effect of Acquisitions and Currency Translation — Unaudited
(in millions)

	Three Months Ended
	September 30,
	2007	2006
Consolidated Net Sales, As Reported	$3,059	$3,279
- Acquisitions	(62)	—

Consolidated Net Sales, Excluding Acquisitions	$2,997	$3,279

North American Net Sales, As Reported	$2,417	$2,710
- Acquisitions	(62)	—

North American Net Sales, Excluding Acquisitions	$2,355	$2,710

International Net Sales, As Reported	$642	$569
- Acquisitions	—	—

International Net Sales, Excluding Acquisitions	642	569
- Currency Translation	(47)	—

International Net Sales, Excluding Acquisitions and Currency Translation	$595	$569

	Nine Months Ended
	September 30,
	2007	2006
Consolidated Net Sales, As Reported	$9,072	$9,787
- Acquisitions	(132)	—

Consolidated Net Sales, Excluding Acquisitions	$8,940	$9,787

North American Net Sales, As Reported	$7,223	$8,189
- Acquisitions	(132)	—

North American Net Sales, Excluding Acquisitions	$7,091	$8,189

International Net Sales, As Reported	$1,849	$1,598
- Acquisitions	—	—

International Net Sales, Excluding Acquisitions	1,849	1,598
- Currency Translation	(143)	—

International Net Sales, Excluding Acquisitions and Currency Translation	$1,706	$1,598

Notes:

-	Data exclude discontinued operations.

-	The Company presents information comparing results from one period to another excluding the results of businesses acquired in order to assess the performance of the underlying businesses and to assess to what extent acquisitions are driving growth.

-	The Company also presents information comparing results of International operations from one period to another using constant exchange rates. To present this information, current period results for foreign entities are converted into U.S. dollars using the prior period’s exchange rates, rather than exchange rates for the current period. The Company presents this information in order to assess how the underlying businesses performed in local currencies before taking into account currency fluctuations.

MASCO CORPORATION
GAAP Reconciliation of Operating Profit and Margins — Unaudited
(dollars in Millions)

	Three Months Ended September 30,
	2007		2006
	$	Margin	$	Margin
Operating Profit, As Reported	$374	12.2%	$399	12.2%
Profit Improvement Programs, Net	12		9
Impairment Charges for Goodwill	—		—

Operating Profit, As Reconciled	$386	12.6%	$408	12.4%

	Nine Months Ended September 30,
	2007		2006
	$	Margin	$	Margin
Operating Profit, As Reported	$996	11.0%	$1,195	12.2%
Profit Improvement Programs, Net	60		42
Impairment Charges for Goodwill	—		10

Operating Profit, As Reconciled	$1,056	11.6%	$1,247	12.7%

Notes:

-	Data exclude discontinued operations.

-	Profit improvement programs, net of $12 million and $60 million for the three months and nine months ended September 30, 2007, respectively, are both net of an $8 million gain from the sale of a closed cabinet facility.

-	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

MASCO CORPORATION
GAAP Reconciliation of Operating Profit and Shareholders’ Equity — Unaudited
(in millions)

Twelve
Months Ended
September 30,
2007
Operating Profit, As Reported	$941
Impairment Charges for Goodwill, Continuing Operations	307
Income Regarding Litigation Settlement	(1)

Operating Profit, As Reconciled	$1,247

	Twelve Months Ended
	September 30,
	2007	2006
Shareholders’ Equity, As Reported	$4,203	$4,692
Impairment Charges for Goodwill (after tax)	321	79
Income Regarding Litigation Settlement (after tax)	(1)	—

Shareholders’ Equity, As Reconciled	$4,523	$4,771

Notes:

-	Data exclude discontinued operations.

-	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

-	This information is provided as detail for the calculation of return on invested capital (“ROIC”) which is calculated as after-tax operating profit (last twelve months, as reconciled) divided by the total of average debt (net of average cash) and average shareholders’ equity.